Exhibit 99.1

EXHIBIT 1

     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated: September 2, 2004	MERCANTILE EQUITY PARTNERS III, L.P., an Illinois limited partnership, its Managing Member

	By:	Mercantile Equity Partners III, L.L.C., an Illinois limited liability company, its General Partner

By:
		Name:	I. Steven Edelson
		Title:	Managing Member

MERCANTILE EQUITY PARTNERS III, L.L.C., an Illinois limited liability company, its General Partner

By:
	Name:	I. Steven Edelson
	Title:	Managing Member

MERCANTILE CAPITAL PARTNERS I, LP, an Illinois limited partnership

	By:	Mercantile Capital Group, LLC, a Delaware limited liability company, its general partner

		By:	Mercantile Capital Management Corp., an Illinois corporation, its manager

By:
			Name:	I. Steven Edelson
			Title:	President

MERCANTILE CAPITAL GROUP, LLC, a Delaware limited liability company

	By:	Mercantile Capital Management Corp., an Illinois corporation, its manager

By:
		Name:	I. Steven Edelson
		Title:	President

MERCANTILE CAPITAL MANAGEMENT CORP., an Illinois corporation, its manager

By:
	Name:	I. Steven Edelson
	Title:	President

THE EDELSON FAMILY TRUST DATED SEPTEMBER 17, 1997

By:
Name:	I. Steven Edelson
Title:	Trustee

ASIA INTERNET INVESTMENT GROUP I, LLC, a Delaware limited liability company

By:	Asia Investing Group, LP, a Delaware limited partnership, its managing member

	By:	Asia Investors Group, LLC, a Delaware limited liability company, its general partner

		By:	Mercantile Asia Investors, LP, a Delaware limited partnership, its managing member

			By:	Mercantile Asia, LLC, a Delaware limited liability company, its general partner

By:
				Name:	I. Steven Edelson
				Title:	Managing Member

ASIA INVESTING GROUP, LP, a Delaware limited partnership

By:	Asia Investors Group, LP, a Delaware limited liability company, its general partner

	By:	Mercantile Asia Investors, LP, a Delaware limited partnership, its managing member

		By:	Mercantile Asia, LLC, a Delaware limited liability company, its general partner

By:
			Name:	I. Steven Edelson
			Title:	Managing Member

ASIA INVESTORS GROUP, LLC, a Delaware limited liability company

By:	Mercantile Asia Investors, LP, a Delaware limited partnership, its managing member

	By:	Mercantile Asia, LLC, a Delaware limited liability company, its general partner

By:
		Name:	I. Steven Edelson
		Title:	Managing Member

MERCANTILE ASIA INVESTORS, LP, a Delaware limited partnership

By:	Mercantile Asia, LLC, a Delaware limited liability company, its general partner

By:
	Name:	I. Steven Edelson
	Title:	Managing Member

MERCANTILE ASIA, LLC, a Delaware limited liability company

By:
Name:	I. Steven Edelson
Title:	Managing Member

MICHAEL A. REINSDORF, an Individual

I. STEVEN EDELSON, an Individual

NATHANIEL C. A. KRAMER, an Individual